John Hancock Government Income Fund (the fund)
Supplement dated 2—13—12 to the current Class A, Class B and Class C shares Prospectus

In the “Fund summary” section, the information under the headings “Fees and expenses” and “Expense example” is amended and restated as follows:

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in the John Hancock family of funds. More information about these and other discounts is available on pages 14 to 16 of the prospectus under “Sales charge reductions and waivers” or pages 94 to 98 of the fund’s statement of additional information under “Initial Sales Charge on Class A Shares.”

Shareholder fees (%) (fees paid directly from your investment)	Class A	Class B	Class C

Maximum front-end sales charge (load) on purchases as a % of purchase price	4.50	—	—
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00 (on certain purchases, including those of $1 million or more)	5.00	1.00

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee	0.60	0.60	0.60
Distribution and service (12b-1) fees	0.25	1.00	1.00
Other expenses[1]	0.28	0.28	0.28
Total annual fund operating expenses	1.13	1.88	1.88
Contractual expense reimbursement[2]	-0.15[3]	-0.07	-0.07
Total annual fund operating expenses after expense reimbursements	0.98	1.81	1.81

1	“Other expenses” have been restated to reflect current transfer agency and service fees.
2	The adviser has contractually agreed to limit the maximum rate of management fee to 0.53% of the fund’s average daily net assets. The current expense limitation agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at that time.
3	The adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.98% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on September 30, 2013, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated (Kept column) and then assuming a redemption of all of your shares at the end of those periods (Sold column). The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A		Class B		Class C
Shares	Sold	Kept	Sold	Kept	Sold	Kept

1 Year	545	545	684	184	284	184
3 Years	779	779	884	584	584	584
5 Years	1,030	1,030	1,210	1,010	1,010	1,010
10 Years	1,750	1,750	2,000	2,000	2,195	2,195

In the “Fund details - Who’s who” section, in the “Additional information about fund expenses” subsection, the second paragraph is amended and restated as follows:

The adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 0.98%, 1.84% and 1.84% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement expires on September 30, 2013 for Class A shares and on September 30, 2012 for Class B shares and Class C shares, unless renewed by mutual agreement of the fund and the adviser based upon a determination that this is appropriate under the circumstances at the time.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.